UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2026

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

maryland	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, 11th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PLYM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on October 24, 2025, Plymouth Industrial REIT, Inc. (the “Company”) entered into an Agreement and Plan of Merger (as it may be amended, modified or supplemented from time to time, the “Merger Agreement”) with Plymouth Industrial OP, LP, a Delaware limited partnership (the “Operating Partnership”), PIR Ventures LP, a Delaware limited partnership (“Parent”), PIR Industrial REIT LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“REIT Merger Sub”), and PIR Industrial OP LLC, a Delaware limited liability company and a wholly-owned subsidiary of REIT Merger Sub (“OP Merger Sub”). The Merger Agreement provides, among other things, and subject to the terms and conditions set forth therein and in accordance with Maryland General Corporation Law, the Delaware Limited Liability Company Act, and the Delaware Revised Uniform Limited Partnership Act, as applicable, (i) that the Company will be merged with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly owned subsidiary of Parent (the “REIT Merger”) and (ii) that, immediately prior to the consummation of the REIT Merger, the Operating Partnership will be merged with and into OP Merger Sub, with OP Merger Sub surviving as a wholly owned subsidiary of REIT Merger Sub (the “Partnership Merger” and, together with the REIT Merger, the “Mergers”). On December 8, 2025, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”), and on December 18, 2025, the Company filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”), in each case with respect to the special meeting of the Company’s stockholders in connection with the Mergers scheduled to be held virtually on January 22, 2026 at 10:00 a.m. Eastern Time (the “Special Meeting”).

In connection with the Mergers, ten demand letters have been received by the Company sent on behalf of, and two complaints have been filed on behalf of, purported stockholders of the Company challenging the adequacy of certain disclosures made in the Preliminary Proxy Statement and the Definitive Proxy Statement (collectively, the “Stockholder Actions”). The two complaints were both filed in the Supreme Court of the State of New York, County of New York, and are captioned Brady v. Plymouth Industrial REIT, Inc., Index No. 656582/2025 (N.Y. Sup. Ct. Dec. 19, 2025) and Clark v. Plymouth Industrial REIT, Inc., Index No. 656582/2025 (N.Y. Sup. Ct. Dec. 18, 2025), respectively. The Company believes that the allegations in the Stockholder Actions are without merit.

The Company denies that the Definitive Proxy Statement is deficient in any respect. The Company denies that it has violated any laws or breached any duties to the Company’s stockholders, denies all allegations in the Stockholder Actions, and believes no supplemental disclosure to the Definitive Proxy Statement was or is required under any applicable law, rule, or regulation. However, solely to eliminate the burden and expense of potential litigation, to moot plaintiffs’ unmeritorious disclosure claims, and to avoid potential delay or disruption to the Mergers, the Company has determined to voluntarily supplement the Definitive Proxy Statement with the below disclosures. The Company believes that the disclosures set forth in the Definitive Proxy Statement comply fully with applicable law and nothing in the below supplemental disclosures will be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein.

To the extent that information in the below supplemental disclosures differs from, or updates information contained in, the Definitive Proxy Statement, the information in the below supplemental disclosures will supersede or supplement the information in the Definitive Proxy Statement. Except as otherwise described in the below supplemental disclosures, the Definitive Proxy Statement, the annexes to the Definitive Proxy Statement and the documents referred to, contained in or incorporated by reference in the Definitive Proxy Statement are not otherwise modified, supplemented or amended.

Supplemental Disclosures to Definitive Proxy Statement

The following information supplements the Definitive Proxy Statement, and should be read in conjunction with the Definitive Proxy Statement, which is available at the SEC’s website, www.sec.gov, and which should be read in its entirety, including the annexes thereto. The information contained in this supplement is incorporated by reference into the Definitive Proxy Statement. All page references and paragraph headings in the information below are references to pages and headings in the Definitive Proxy Statement, and the terms used below have the meanings set forth in the Definitive Proxy Statement. The supplemental disclosures are identified below by bold, underlined text. ~~Stricken-through text~~ shows text being deleted from a referenced disclosure in the Definitive Proxy Statement.

Supplemental Disclosures to Proxy Statement

The disclosure under the subsection captioned “Background of the Mergers” is hereby amended and supplemented by adding the following to the seventh full paragraph on page 35 of the Definitive Proxy Statement (with new text in bold and underlined):

On June 25, 2025, Mr. Witherell sent a draft customary confidentiality agreement (the “Party A NDA”) prepared by MoFo to a representative of Party A. Counsel to Party A sent comments to the Party A NDA to the Company on July 2, 2025, and the Party A NDA was subsequently executed on July 25, 2025 after multiple discussions between MoFo and counsel to Party A. The Party A NDA contained a customary standstill provision that permitted Party A to make confidential proposals or offers to acquire the Company unless any such proposals or offers would reasonably be expected to require any person to make a public announcement regarding such proposals or offers, included a customary “don’t ask, don’t waive” clause and would terminate if, among other things, the Company entered into an agreement providing for the acquisition of the Company by a third party.

The disclosure under the subsection captioned “Background of the Mergers” is hereby amended and supplemented by adding the following to the ninth full paragraph on page 35 of the Definitive Proxy Statement (with new text in bold and underlined):

On July 9, 2025, Mr. Witherell sent a draft customary confidentiality agreement (the “Makarora NDA”) prepared by MoFo to a representative of Makarora. The Makarora NDA was subsequently executed on July 11, 2025. The Makarora NDA contained a customary standstill provision that permitted Makarora to make confidential proposals or offers to acquire the Company unless any such proposals or offers would reasonably be expected to require any person to make a public announcement regarding such proposals or offers, included a customary “don’t ask, don’t waive” clause and would terminate if, among other things, the Company entered into an agreement providing for the acquisition of the Company by a third party.

The disclosure under the subsection captioned “Background of the Mergers” is hereby amended and supplemented by adding the following to the last paragraph on page 40, carrying over to page 41, of the Definitive Proxy Statement (with new text in bold and underlined):

On August 27, 2025, a representative of Party B sent Mr. Witherell comments on the Party B NDA, which was subsequently executed on August 29, 2025. The Party B NDA contained a customary standstill provision that permitted Party B to make confidential proposals or offers to acquire the Company unless any such proposals or offers would reasonably be expected to require any person to make a public announcement regarding such proposals or offers, included a customary “don’t ask, don’t waive” clause and would terminate if, among other things, the Company entered into an agreement providing for the acquisition of the Company by a third party. Neither the Company nor its representatives engaged with Party B regarding the Party B NDA until after the expiration of the exclusivity period.

The disclosure under the subsection captioned “Background of the Mergers” is hereby amended and supplemented by adding the following on page 48 of the Definitive Proxy Statement (with new text in bold and underlined):

Following further discussion and deliberation, including taking into account the factors described below in greater detail in the section of this proxy statement entitled “— Reasons for the Merger,” our board of directors, among other things, unanimously (i) authorized, adopted and approved the execution, delivery and performance of the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement and declared that the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of the Company, (ii) directed that the REIT Merger be submitted for consideration at a meeting of stockholders of the Company, and (iii) resolved to recommend that the stockholders of the Company approve the REIT Merger.

At the time of the execution of the Merger Agreement, Makarora and Ares had not discussed the terms of any post-closing employment for the Company’s management with any members of the Company’s management or our board of directors.

The disclosure under the subsection captioned “Background of the Mergers” is hereby amended and supplemented by adding the following on page 49 of the Definitive Proxy Statement (with new text in bold and underlined):

In connection with the go-shop period, representatives of KBCM and J.P. Morgan communicated with 81 parties to gauge such parties’ interest in making an alternative acquisition proposal. Of those 81 parties, the Company executed confidentiality agreements with ~~13~~12 parties, as well as amended the Party A NDA and the Party B NDA. None of the new confidentiality agreements contained a standstill provision. Subsequently to entering into the confidentiality agreements and amendments, the Company provided to such parties non-public information relating to the Company.

The disclosure under the subsection captioned “Unaudited Prospective Financial Information” is hereby amended and supplemented by adding the following between the table and footnotes on page 57 of the Definitive Proxy Statement (with new text in bold and underlined):

The following table presents a summary of the Unlevered Free Cash Flow figures from the final projections, presented on a next-12-months basis (for example, year one represented estimated values from the third quarter of 2025 through the second quarter of 2026), which were used in connection with KBCM’s discounted cash flow analysis:

(USD in millions; rounded to the nearest million)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6

Unlevered Free Cash Flow(1)	$104.2	$110.7	$113.9	$117.1	$120.3	$124.0

(1)
For purposes of its discounted cash flow analysis, KBCM calculated unlevered free cash flow as Cash NOI plus the joint venture asset management fee less cash general and administrative expense less recurring and non-recurring capital expenditures.

The disclosure under the subsection captioned “Discounted Cash Flow Analysis” is hereby amended and supplemented by adding the following on page 59 of the Definitive Proxy Statement (with new text in bold and underlined):

To account for the Company’s interest in the Isosceles JV, KBCM assumed, solely for purposes of its valuation analyses, that the Isosceles JV would be sold at the end of year six since initiation of the JV (which coincides with year five of the projection period) at a 6.85% capitalization rate (which was based on the median capitalization rate in comparable single asset transactions in the Chicago MSA since 2022), and that the Company would receive its pro rata share of this terminal equity value totaling $42.6 million after certain internal rate of return hurdles were achieved for other partners in the Isosceles JV, and applying a discount rate of 11.9%. From the range of implied enterprise values it derived for the Company, KBCM subtracted the Company’s net debt as of June 30, 2025 of $1,048.1 million (calculated as total debt and preferred equity at liquidation value, less cash and cash equivalents) to derive the equity value of the Company, and subsequently divided such equity value by the 44.8 million shares of common stock and 0.5 million operating partnership units outstanding as of June 30, 2025, plus the relevant performance stock units and the dilutive impact of warrants ~~fully-diluted shares of common stock outstanding as of June 30, 2025~~, to derive an implied share price range.

The disclosure under the subsection captioned “Discounted Future Share Price Analysis” is hereby amended and supplemented by adding the following on page 60 of the Definitive Proxy Statement (with new text in bold and underlined):

Finally, KBCM made certain assumptions about the dividends that would be paid in 2025 and 2026 ($0.96 and $1.92 per share, respectively), based on the financial projections, and incorporated these dividends into its analysis, applying the same 11.9% discount rate to reflect the Company’s cost of equity.

The disclosure under the subsection captioned “Comparable Public Companies Analysis” is hereby amended and supplemented by adding the following on page 60 of the Definitive Proxy Statement (with new text in bold and underlined):

KBCM identified the following two public companies that focused on industrial assets:

•
STAG Industrial, Inc., NYSE: STAG
•
LXP Industrial Trust, NYSE: LXP

	Enterprise Value	P/FFO 2025E	P/FFO 2026E

STAG Industrial, Inc. (NYSE: STAG)	$10,504.3 million	15.4x	14.6x

LXP Industrial Trust (NYSE: LXP)	$4,459.0 million	15.0x	13.7x

The disclosure under the subsection captioned “Net Asset Value Analysis” is hereby amended and supplemented by adding the following on page 61 of the Definitive Proxy Statement (with new text in bold and underlined):

An implied per share equity value reference range for the Company was then calculated based on the range of net asset values derived from such analyses divided by the 44.8 million shares of common stock and 0.5 million operating partnership units outstanding as of June 30, 2025, plus the relevant performance stock units and the dilutive impact of warrants ~~number of fully diluted shares of Company common stock outstanding~~. This analysis resulted in a range of implied share prices of $19.92 to $22.97 per Company share (which higher value would be increased by $1.20 per share to ~~$24.20~~ $24.17 per share if it were calculated inclusive of the full NAV attributed to the Company’s share of the Isosceles JV), which KBCM compared to the REIT Merger Consideration of $22.00 per outstanding share.

The disclosure under the subsection captioned “Premiums Paid Analysis” is hereby amended and supplemented by adding the following on pages 61 and 62 of the Definitive Proxy Statement (with new text in bold and underlined):

	Target Name	Acquiror Name	Premium Paid Prior to Announcement
Announcement Dates			1 Day Prior	1 Week Prior	4 Weeks Prior

1/2/2019	MedEquities Realty Trust, Inc.	Omega Healthcare Investors	50.0%	58.8%	50.0%
3/25/2019	TIER REIT, Inc.	Cousins Properties Incorporated	15.5%	18.1%	20.9%
5/6/2019	Chesapeake Lodging Trust	Park Hotels & Resorts	8.2%	10.7%	9.0%
7/18/2019	Pure Multifamily REIT	Cortland Partners	3.8%	4.9%	12.6%
10/27/2019	Liberty Property Trust	Prologis	21.3%	20.4%	19.5%
2/10/2020	Taubman Centers	Simon Property Group, LP.	51.4%	85.8%	72.9%
8/3/2020	Jernigan Capital	NexPoint Advisors	23.5%	24.7%	26.4%
10/19/2020	Front Yard Residential Corporation	Ares Management / Pretium Partners	63.2%	65.6%	75.5%
3/15/2021	Extended Stay America	Blackstone / Starwood	21.0%	21.8%	26.5%
4/15/2021	Weingarten Realty Investors	Kimco Realty Corporation	36.4%	38.9%	38.1%
4/29/2021	VEREIT Inc.	Realty Income Corporation	18.4%	17.5%	19.8%
6/7/2021	QTS Realty Trust	Blackstone	21.7%	22.4%	24.6%
6/28/2021	New Senior Investment Group	Ventas	31.7%	31.2%	29.7%
7/19/2021	Retail Properties of America	Kite Realty Group Trust	12.7%	11.1%	12.2%
8/4/2021	Vici Properties	MGM Growth Properties	15.9%	14.5%	15.9%
8/9/2021	WPT Industrial REIT	Blackstone REIT	17.0%	16.6%	18.6%
9/7/2021	Columbia Property Trust	PIMCO	27.1%	29.8%	32.7%
9/23/2021	Condor Hospitality Trust	Blackstone	35.9%	34.4%	29.3%
11/5/2021	Monmouth Real Estate Investment Corporation	Industrial Logistics Properties Trust	23.6%	24.8%	36.2%
11/8/2021	CorePoint Lodging Inc.	Highgate / Cerberus Capital Mgmt	41.8%	19.9%	15.1%

11/15/2021	CyrusOne	KKR / GIP	24.7%	19.2%	18.1%
11/15/2021	CoreSite Realty Corp.	American Tower Investments	7.9%	11.3%	16.5%
12/20/2021	Bluerock Residential Growth REIT	Blackstone Real Estate	123.5%	125.0%	118.8%
2/16/2022	Preferred Apartment Communities, Inc.	Blackstone REIT	39.2%	41.3%	44.7%
2/28/2022	Healthcare Trust of America	Healthcare Realty Trust	18.2%	16.7%	12.7%
3/2/2022	Cedar Realty Trust	DRA / Wheeler REIT / Others	70.6%	68.6%	67.2%
4/19/2022	American Campus Communities	Blackstone	13.7%	13.8%	16.0%
4/25/2022	PS Business Parks	Blackstone	11.8%	11.7%	12.1%
5/31/2022	CatchMark Timber Trust	PotlachDeltic	55.2%	59.9%	61.0%
6/13/2022	Duke Realty Corp	ProLogis, Inc	11.9%	7.3%	6.6%
8/11/2022	iStar	Safehold	7.7%	10.1%	16.3%
9/15/2022	STORE Capital Corporation	Oak Street / GIC	20.4%	17.5%	17.4%
2/22/2023	INDUS Realty Trust	GIC / Centerbridge	17.3%	17.2%	23.6%
4/3/2023	Life Storage	Extra Space	31.9%	34.3%	41.2%
5/18/2023	Urstadt Biddle Properties	Regency Centers	20.4%	21.6%	19.9%
5/24/2023	The Necessity Retail REIT	Global Net Lease	45.1%	50.6%	39.8%
8/28/2023	Hersha Hospitality Trust	KSL Capital Partners	59.2%	56.3%	56.6%
8/28/2023	RPT Realty	Kimco Realty Corporation	18.5%	19.7%	11.7%
10/30/2023	Spirit Realty Capital	Realty Income Corporation	15.4%	14.1%	12.0%
10/30/2023	Physicians Realty	Healthpeak Properties	0.0%	(0.7%)	(3.6%)
1/19/2024	Tricon Residential	Blackstone	30.4%	26.4%	25.2%

4/8/2024	AIR Communities	Blackstone Real Estate Partners X	24.8%	24.3%	23.6%
11/6/2024	Retail Opportunity Investments Corp.	Blackstone Real Estate Partners X	34.2%	36.3%	36.9%
7/24/2025	City Office REIT	MCME Carrell Holdings	25.9%	23.2%	30.4%
10/14/2025	PotlatchDeltic Corporation	Rayonier Inc.	8.2%	5.3%	7.8%

The disclosure under the subsection captioned “Opinion of J.P. Morgan Securities LLC—Public Trading Multiples Analysis” is hereby amended and supplemented by adding the following on page 66 of the Definitive Proxy Statement (with new text in bold and underlined):

Using publicly available information, J.P. Morgan calculated, for each selected company, the multiples of the unaffected closing price per share for the Company as of August 18, 2025 and for STAG Industrial, Inc. and LXP Industrial Trust ~~such selected company~~ as of October 22, 2025 to the consensus equity research analyst estimates for such selected company’s funds from operations (the “FFO”) per share for fiscal years 2025E (such multiples, the “P/2025E FFO Multiple”) and 2026E (the “P/2026E FFO Multiple”). The results of these calculations are summarized as follows:

	P/2025E FFO Multiples	P/2026E FFO Multiple

Plymouth Industrial REIT, Inc.	7.6x	7.2x

STAG Industrial, Inc.	15.4x	14.6x

LXP Industrial Trust	15.0x	13.6x

Based on the analysis above, J.P. Morgan selected for the Company (i) a P/2025E FFO Multiple reference range of 7.50x to 15.50x and (ii) a P/2026E FFO Multiple reference range of 7.25x to 14.50x. J.P. Morgan then applied the P/2025E FFO Multiple reference range and the P/2026E FFO Multiple reference range to the Company’s estimated FFO in 2025 and 2026, respectively, as set forth in the financial projections.

The analysis indicated a range of implied per share equity value for our common stock (rounded to the nearest $0.25) of (i) in the case of the P/2025E FFO Multiple reference range, approximately $14.00 to $28.00, and (ii) in the case of the P/2026E FFO Multiple reference range, approximately $15.50 to $29.75, as compared to the REIT Merger Consideration of $22.00, the unaffected closing price of our common stock as of August 18, 2025 of $14.64 and the closing price of our common stock as of October 22, 2025 of $22.11.

Trading Capitalization Rate

Using publicly available information, J.P. Morgan calculated, for each selected company, the ratio between such selected company’s estimated cash net operating income for the twelve-month period following June 30, 2025 and such selected company’s implied real estate value as of June 30, 2025 (such ratio, the “Implied Cap Rate”). The results of these calculations are summarized as follows:

Implied Cap Rate

Plymouth Industrial REIT, Inc.	8.9%

STAG Industrial, Inc.	6.6%

LXP Industrial Trust	7.1%

Based on the results of this analysis, J.P. Morgan selected an Implied Cap Rate reference range for Plymouth of 6.50% to 9.00%. J.P. Morgan then applied such Implied Cap Rate reference range to an estimate of Plymouth’s cash net operating income for the next twelve months following June 30, 2025 based on the financial projections, to derive a range of implied real estate values for the Company. The range of implied real estate values was then adjusted by subtracting net debt and other adjustments for the Company of $1,060 million as of June 30, 2025, based on the financial projections, and dividing the result by the fully diluted number of shares of our common stock outstanding of approximately 45.6 million to approximately 47.1 million as of October 1, 2025, as provided by the management of the Company. The analysis indicated a range of implied per share equity values for our common stock (rounded to the nearest $0.25) of approximately $14.50 to $28.00, as compared to the REIT Merger Consideration of $22.00, the unaffected closing price of our common stock as of August 18, 2025 of $14.64 and the closing price of our common stock as of October 22, 2025 of $22.11.

The disclosure under the subsection captioned “Opinion of J.P. Morgan Securities LLC—Discounted Cash Flow Analysis” is hereby amended and supplemented by adding the following on pages 66 and 67 of the Definitive Proxy Statement (with new text in bold and underlined):

J.P. Morgan conducted a discounted cash flow analysis of the Company for the purpose of determining an implied equity value per share for our common stock using the unlevered free cash flows that the Company is expected to generate during calendar years 2025 through 2031 based on the financial projections. J.P. Morgan calculated a range of terminal values for the Company at the end of such period by applying terminal growth rates, as provided by Company management, ranging from 1.50% to 2.50% to the unlevered free cash flows of the Company during the terminal year of $121 million based on the financial projections. J.P. Morgan then discounted the unlevered free cash flow estimates and the range of terminal values to present value as of June 30, 2025 using a range of discount rates from 7.00% to 7.50%, which was chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of the Company derived using the capital asset pricing model and J.P. Morgan’s professional judgment and experience.” The present value of the unlevered free cash flow estimates and range of terminal values were then adjusted by subtracting net debt and other adjustments for the Company of $909 million as of June

30, 2025, based on the financial projections and dividing the result by the fully diluted number of shares of our common stock outstanding of approximately 45.6 million to approximately 48.0 million as of October 1, 2025, as provided by the management of the Company. The analysis indicated a range of implied per share equity value for our common stock (rounded to the nearest $0.25) of $21.00 to $30.50, as compared to the REIT Merger Consideration of $22.00, the unaffected closing price of shares of our common stock as of August 18, 2025, of $14.64 per share and the closing price of our common stock as of October 22, 2025 of $22.11.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of the Company. In connection with the proposed Mergers, the Special Meeting of the Company’s stockholders will be held on January 22, 2026, at 10:00 a.m. Eastern Time, at which Special Meeting the Company’s stockholders will be asked to consider and vote on, among other things, a proposal to approve the proposed REIT Merger and the other transactions contemplated by the Merger Agreement. On December 18, 2025, the Company filed with the SEC the Definitive Proxy Statement, and the Company has filed other relevant documents with the SEC in connection with the Special Meeting. The Definitive Proxy Statement was first mailed to the Company’s stockholders on or around December 18, 2025, and contains important information about the proposed Mergers and related matters. This communication is not a substitute for the Definitive Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Mergers. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGERS. The proposals for consideration by the Company’s stockholders regarding the REIT Merger will be made solely through the Definitive Proxy Statement. In addition, a copy of the Definitive Proxy Statement (when it becomes available) may be obtained free of charge by directing a request to Plymouth Industrial REIT, Inc., 20 Custom House Street, 11th Floor, Boston, Massachusetts 02110, Attention: Anne A. Hayward, Corporate Secretary. Security holders also will be able to obtain, free of charge, copies of the Definitive Proxy Statement and any other documents filed by the Company with the SEC in connection with the Mergers at the SEC’s website at http://www.sec.gov, and at the Company’s website at plymouthreit.com.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies in connection with the approval of the proposed transactions. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in the Company’s filings with the SEC, including in the Definitive Proxy Statement under the heading “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Company’s securities have changed since the filing of the Definitive Proxy Statement, such changes have been or will be reflected in subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the Mergers. The Definitive Proxy Statement documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at plymouthreit.com.

Forward Looking Statements

This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “anticipate,” “believe,” “expect,” “estimate” “plan,” “outlook,” and “project” or other words or phrase of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which the Company operates, management’s beliefs, assumptions made by management and the transactions described in this communication. While the Company’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Mergers that may be instituted against the parties and others following announcement of the Merger Agreement; (3) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite stockholder approval and adoption, failure to obtain required regulatory approval or the failure to satisfy other conditions to completion of the transaction; (4) risks that the proposed transaction disrupts current plans and operations of the Company or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the transaction; (6) the amount of the costs, fees, expenses and charges related to the transaction; (7) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee; (8) the effect of the announcement of the Mergers on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, suppliers and others with whom it does business; (9) the effect of the announcement of the Mergers on the Company’s operating results and business generally; (10) the risk that the Company’s stock price may decline significantly if the Mergers are not consummated; and (11) the other risks and important factors contained and identified in the Company’s filings with the SEC, such as the Definitive Proxy Statement, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as the Company’s subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the Mergers will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: January 12, 2026	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer